UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FORTIS ENTERPRISES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  Date Filed:

FORTIS ENTERPRISES

1111 N. Orlando Avenue

Winter Park, FL 32789

(407) 435-3959

Dear Fortis Enterprises Stockholder:

You are cordially invited to attend the Annual meeting of stockholders of Fortis Enterprises, a Nevada corporation, ("Fortis") to be held on June 11, 2004, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119. At the Annual meeting, you will be asked to consider and vote on the following proposals;

  To elect a new Board of Directors for Fortis Enterprises to hold office until the next annual stockholder's meeting, (the current nomination is for Stephen W. Carnes);

  To change the name of Fortis Enterprises to Renovo Holdings;

   To amend the Company's Articles of Incorporation to:

  Reflect the name change referenced in proposal 2; and

  Increase the total number of authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares.

  To reaffirm Beckstead and Watts, LLP as auditors for the next year;

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has specified May 28, 2004, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the stockholders entitled to vote at the Annual meeting will be available for examination by any stockholder at the Annual meeting. For 10 days prior to the Annual meeting, this stockholder list will also be available for inspection by stockholders at our corporate offices at 1111 N. Orlando Avenue, Winter Park, Florida, during ordinary business hours.

Please read the proxy statement and other materials concerning Fortis Enterprises, which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote. If you fail to return your proxy, the effect will be a vote against the Proposals.

                                                                                                                            Sincerely,

                                                                                                                            /s/ Stephen W. Carnes

                                                                                                                            Stephen W. Carnes

                                                                                                                            PRESIDENT

The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

This proxy statement is dated June 1, 2004, and is first being mailed to Fortis Enterprises stockholders on or about June 1, 2004 to stockholders of record as of May 28, 2004.

(THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

FORTIS ENTERPRISES

1111N. Orlando Avenue

Winter Park, Florida

(407) 435-3959

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2004

Dear Fortis Enterprises Stockholder:

We will hold the Annual meeting of stockholders of Fortis Enterprises on June 11, 2004, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119, for the following purposes:

  To elect a new Board of Directors for Fortis Enterprises to hold office until the next annual stockholder's meeting, (the current nomination is for Stephen W. Carnes);

  To change the name of Fortis Enterprises to Renovo Holdings;

   To amend the Company's Articles of Incorporation to:

  Reflect the name change referenced in proposal 2; and

  Increase the total number of authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares.

  To reaffirm Beckstead and Watts, LLP as auditors for the next year;

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has determined that the Proposals are fair to, and in the best interests of the Fortis Enterprises stockholders and unanimously recommends that you vote "FOR" the Proposals.

Only Fortis Enterprises stockholders of record at the close of business on May 28, 2004 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                                                                                                    By Order of the Board of Directors

                                                                                                    /s/ Stephen W. Carnes

                                                                                                    Stephen W. Carnes

                                                                                                    PRESIDENT

1111 N. Orlando Avenue

Winter Park, FL 32789

June 1, 2004

TABLE OF CONTENTS

PAGE

SUMMARY OF PROPOSALS	1
Date, Time and Place	1
Purpose of the Meeting	1
Stockholders Entitled to Vote	1
Vote Required	1
Recommendation of Fortis Enterprises Board of Directors	1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2

WHO CAN HELP ANSWER YOUR QUESTIONS	3

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS	3

THE ANNUAL MEETING	4
Time, Place and Date	4
Purpose of the Meeting	4
PROPOSAL 1. Election of Directors	4
PROPOSAL 2. Change of Name	4
PROPOSAL 3. Amendment to Articles of Incorporation	5
PROPOSAL 4. Reaffirmation of Auditor	6
PROPOSAL 5. Transaction of Other Business	6
Record Date and Voting at the Annual Meeting	6
Votes Required	7
Solicitation and Proxy Solicitor	7
Revocation and Use of Proxies	7
Adjournments or Postponements	7

AUDITED COMMITTEE AND FINANCIAL EXPERT (No Audit Committee Exists)	7

NOMINATING COMMITTEE	8

CODE OF ETHICS	9

CURRENT OFFICERS AND DIRECTORS	9
Board of Directors Meetings	10
Report of Compensation Committee	10
Board of Directors Report on Executive Compensation	10

EXECUTIVE COMPENSATION	10

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF 11

INDEPENDENT PUBLIC ACCOUNTANTS	11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING	12

STOCKHOLDER COMMUNICATIONS	12

OTHER MATTERS	13

EXPENSES OF PROXY SOLICITATION	13

WHERE YOU CAN FIND MORE INFORMATION	13

APPENDICES
Appendix A - Certificate of Amendment to Articles of Incorporation	A-1

SUMMARY OF PROPOSALS

This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date, Time and Place of Annual Meeting	June 11, 2004, at 10:00 a.m., Las Vegas time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119

Purpose of the Meeting

  To elect a new Board of Directors for Fortis Enterprises to serve until the next annual stockholders meeting, (the current nomination is for Stephen W. Carnes);

  To change the name of Fortis Enterprises to Renovo Holdings;

  To amend the Company's Articles of Incorporation to:

  Reflect the name change referenced in proposal 2;

  Increase the total number of authorized shares of Common Stock, from 100,000,000 shares to 500,000,000 shares;

  To reaffirm Beckstead & Watts, LLP as auditors for the next year;

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

Stockholders Entitled to Vote	Only Fortis Enterprises Stockholders of record at 5:00 p.m., Las Vegas time on May 28, 2004 are entitled to notice of and to vote at the Annual Meeting.

Vote Required

Under Nevada law, the Proposals at the Annual meeting require the affirmative vote of the holders of a majority of the Fortis Enterprises Common Stock outstanding and entitled to vote. (See "Vote Required.") The sole officer and director of Fortis Enterprises controls an aggregate of 45,000,000 shares of common stock out of a total 67,701,793 issued and outstanding.

Recommendation of the Board of Directors of Fortis Enterprises

Our Board of Directors has determined that the Proposals are advisable and in the best interests of Fortis Enterprises and our stockholders and that the Proposals are fair to our stockholders. Our Board of Directors recommends that you vote "FOR" adoption of the Proposals.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

        Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Fortis Enterprises and our stockholders and that the Proposals are fair to our stockholders.

        Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF FORTIS ENTERPRISES COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

        No. The law does not allow your broker to vote your shares of Fortis Enterprises common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes".

IF I SEND IN MY PROXY BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

        If you sign and return your proxy but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY?

        Since it takes a majority of the shares outstanding to constitute a quorum and a majority of the quorum to approve the Proposals, not returning your proxy is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

        Sign, mark and mail your proxy indicating your vote on the Proposals to Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, NV 89119 as soon as possible, so that your shares of Fortis Enterprises common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY?

        Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

  You can send Securities Law Institute a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;

  You can send Securities Law Institute a new proxy prior to the vote at the Annual meeting, which to be effective must be received by Securities Law Institute prior to the vote at the Annual meeting; or

  You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

        Send any revocation of a proxy or new proxy to Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, NV 89119, (702) 866-5800. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

        If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

Fortis Enterprises

1111 N. Orlando Avenue

Winter Park, FL 32789

Attention: Stephen W. Carnes, President

Telephone Number: (407) 435-3959

CAUTIONARY STATEMENT CONCERNING

FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

  our financial performance and projections;

  our growth in revenue and earnings; and

  our business prospects and opportunities.

        You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including our ability to retain the business of our significant customers;

  our ability to keep pace with new technology and changing market needs;

  our ability to obtain capital; and

  the competitive environment of our business.

        These and other factors may cause our actual results to differ materially from any forward-looking statement.

        Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

THE ANNUAL MEETING

TIME, PLACE AND DATE

        We are furnishing this proxy statement to Fortis Enterprises stockholders in connection with the solicitation of proxies by the Fortis Enterprises Board of Directors for use at the Annual meeting of stockholders of Fortis Enterprises to be held on June 11, 2004, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 Warm Springs Road, Suite 250, Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

PURPOSE OF THE MEETING

        At the Annual meeting, holders of Fortis Enterprises common stock of record as of the close of business on May 28, 2004 will be eligible to vote upon the following proposals:

PROPOSAL 1. Election of Directors:

        Our stockholders elect the members of the Board of Directors annually. The current nomination is for Stephen W. Carnes. The nominee has consented to his nomination to the Board of Directors, and will serve if elected. However, if the nominee should become unavailable for election, the accompanying proxy will be voted in favor of holding a vacancy to be filled by our current director. The Company has no reason to believe that Mr. Carnes will be unavailable.

        The following information is provided regarding the nominee for election to the Board of Directors.

        Stephen W. Carnes, age 40, is Chief Executive Officer, President, Secretary/Treasurer and Director of the Company. Mr. Carnes is also the President, CEO and a director of Signature Leisure, Inc., a publicly traded company trading on the OTC Bulletin Board. From 2000 to 2003, Mr. Carnes was founder and co-owner of a private public relations firm that assisted companies with marketing and public relations. From 1998 to 2003, Mr. Carnes was self-employed as an independent manufacturers representative acting as an outside sales representative for various companies. From 1982 thru 1986, Mr. Carnes attended Indiana University at Fort Wayne, Indiana and received a B.S. degree in Business Administration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF STEPHEN W. CARNES.

PROPOSAL 2. Change of name from Fortis Enterprises to Renovo Holdings:

        On November 25, 2003, the Board of Directors was notified by counsel for Fortis (NL) N.V. Corporation that Fortis was infringing upon its name and issued a cease and desist letter. Therefore, the Board of Directors has chosen, and approved the name, "Renovo Holdings," for its new name, subject to approval of its stockholders at the annual meeting. If the name change is approved by the stockholders our Articles of Incorporation will have to be amended and filed with the Nevada Secretary of State in order to make the name change effective. A copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit A.

        The proposed amendment reads as follows:

A. Article 1. shall be deleted in its entirety and the following inserted in lieu thereof:

Article 1. The exact name of this corporation is:

                RENOVO HOLDINGS

        If the stockholders vote in favor of the name change, certificates for shares of the Company's common stock issued under Fortis Enterprises' name will continue to represent the same interest in the Company under the new name. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE TO RENOVO HOLDINGS.

PROPOSAL 3. Amend the Company's Articles of Incorporation:

        In addition to the amendment to change its name as described in Proposal 2, the Company is proposing to amend its Articles of Incorporation to increase the total amount of authorized Common Stock, from 100,000,000 shares to 500,000,000 shares.

        The Board of Directors believes the increase in the authorized shares of common stock will provide the Company greater flexibility with respect to its capital structure for such purposes as stock based acquisitions and additional equity financing. The Company has entered into financing agreements with Cornell Capital Partners, LP, which require the immediate increase in the Company's authorized common stock. A summary of the Cornell agreements is described below.

Securities Purchase Agreement

        The Company executed a Securities Purchase Agreement with Cornell Capital Partners, LP, wherein we agreed to issue and sell to Cornell up to $300,000 of secured convertible debentures, which will be convertible into shares of our common stock. Of the $300,000, $150,000 has been received and the remaining $150,000, according to the agreement, will be funded on the fifth (5th) business day following the date our authorized shares of common stock are validly increased to 500,000,000 shares and we file a registration statement, pursuant to the Registration Rights Agreement discussed below.

Standby Equity Distribution Agreement and Placement Agent Agreement

        On April 14, 2004, we entered into a Standby Equity Distribution Agreement with Cornell, wherein we agreed to issue and sell to Cornell $5,000,000 of our common stock. We have engaged Newbridge Securities Inc., to act as our exclusive placement agent in connection with the sale of our common stock to the Investor. We agreed to issue to Cornell 1,490,000 shares of our common stock upon execution of the agreement.

Registration Rights Agreements

        In connection with the Securities Purchase Agreement and Standby Equity Distribution Agreement, we entered into two Registration Rights Agreements with Cornell, wherein we agreed to prepare and file, no later than sixty (60) days from the date of the agreements, with the SEC a registration statement on Form SB-2 under the 1933 Act registering for resale the convertible debentures purchased pursuant to the Securities Purchase Agreement. Under the terms of the agreement the Company shall cause the registration statement to remain effective until all of the securities eligible for registration have been sold.

        If the increase in common stock is approved by the stockholders our Articles of Incorporation will have to be amended and filed with the Nevada Secretary of State in order to make the increase in common stock effective. A copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit A.

        The proposed amendment reads as follows:

        A. Article IV. Section 1. shall be deleted in its entirety and the following inserted in lieu thereof:

Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 500,000,000 shares of Common Stock of $0.001 par value and 5,000,000 shares of Preferred Stock of $0.001 par value.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

PROPOSAL 4. Reaffirm the appointment of Beckstead & Watts, LLP as auditors for the next year:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF BECKSTEAD AND WATTS, LLP AS AUDITORS FOR THE NEXT YEAR.

PROPOSAL 5. Transaction of other business:

The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

        The Board of Directors has fixed the close of business on May 28, 2004, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 71,135,000 shares of Fortis Enterprises common stock outstanding, which shares were held by approximately 48 stockholders of record. Holders of Fortis Enterprises common stock are entitled to one vote per share.

        A majority of the issued and outstanding shares of Fortis Enterprises common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

        Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of the quorum present at the meeting, either in person or by proxy, entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

        Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

        Fortis Enterprises will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Fortis Enterprises will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Fortis Enterprises common stock. Fortis Enterprises stockholder proxies may be solicited by directors, officers and employees of Fortis Enterprises strictly through the mailing of the proxy statement only.

REVOCATION AND USE OF PROXIES

        The enclosed proxy is solicited on behalf of the Fortis Enterprises Board of Directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Securities Law Institute before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Securities Law Institute before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, NV 89119. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

        Subject to proper revocation, all shares of Fortis common stock represented at the Annual meeting by properly executed proxies received by Fortis will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

        Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Fortis Enterprises stockholders who have already sent in their proxies to revoke them at any time prior to their use.

AUDIT COMMITTEE AND FINANCIAL EXPERT

        We do not have an Audit Committee, our board of directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements, and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

        We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

NOMINATING COMMITTEE

NOMINATING COMMITTEE

        We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

        The Company does not have a standing nominating committee and has not adopted a charter for the nominations function. The Board is in the process of evaluating the establishment of a nominating committee.

DIRECTOR NOMINATION PROCEDURES

        At present, the Board participates in discussions regarding nominees for director. The Board has determined that it is appropriate for all members of the Board to participate in the selection of directors since all of the Board members will work and interact with each nominee and each director brings unique skills and experience to the process of evaluating personnel. Our sole director approved the selection of the nominee for director named in this proxy statement.

        Generally, nominees for director are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

  whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

  whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

  whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company's current or future business, will add specific value as a Board member; and

  whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

        The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board's current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2003, the Company received no recommendation for directors.

        This Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Company's Secretary at the following address: 1111 N. Orlando Avenue, Winter Park, FL 32789.

CODE OF ETHICS

Code of Ethics

        A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Commission and in other public communications made by an issuer;

  Compliance with applicable governmental laws, rules and regulations;

  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

  Accountability for adherence to the code.

        We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer (Stephen W. Carnes) serves in all the above capacities.

        Our decision to not adopt such a code of ethics results from our having only one officer operating as the sole management for the Company. We believe that as a result of the limited interaction which occurs having a sole officer for the Company eliminates the current need for such a code. However, our board of directors intends to continuously monitor the operations of the Company and will adopt a code of ethics if, and when, it is deemed vital for continued operations of the Company.

CURRENT OFFICER AND DIRECTOR

        The directors are to be elected to the Board of Directors for one year to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

Name	Age	Positions and Offices held
Stephen W. Carnes	40	CEO, President, Secretary/Treasurer and Director

        Stephen W. Carnes, age 40, is Chief Executive Officer, President, Secretary/Treasurer and Director of the Company. Mr. Carnes is also the President, CEO and a director of Signature Leisure, Inc., a publicly traded company trading on the OTC Bulletin Board. From 2000 to 2003, Mr. Carnes was founder and co-owner of a private public relations firm that assisted companies with marketing and public relations. From 1998 to 2003, Mr. Carnes was self-employed as an independent manufacturers representative acting as an outside sales representative for various companies. From 1982 thru 1986, Mr. Carnes attended Indiana University at Fort Wayne, Indiana and received a B.S. degree in Business Administration.

        Executive officers are to be elected by the Board of Directors of Fortis at its meeting of directors held immediately following the Annual meeting of stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETINGS

        The Board of Directors of Fortis met six times during the fiscal year ended December 31, 2003.

REPORT OF COMPENSATION COMMITTEE

        We currently do not have a compensation committee of the board of directors. Until a formal committee is established out entire board of director will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

        The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

EXECUTIVE COMPENSATION

        The compensation which we accrued or paid to our sole Officer for services in all capacities and for the fiscal years indicated, was as follows:

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary Paid	Accumulative Accrual (3)	Other Annual Compensation	Restricted Stock (4)	Options	Other
Tammy Kraft, President (1)	2003	$-0-	-0-	-0-	-0-	-0-	-0-
Stephen W. Carnes, President (2)	2003	$-0-	$107,667	-0-	$67,500	-0-

  Ms. Kraft resigned as the sole officer and director of the Company on July 15, 2003.

  Mr. Carnes was appointed officer and director of the Company on July 15, 2003.

  Mr. Carnes agreed to accrue such portions of his salary as deemed relevant by the board of directors until such time as the Company is adequately capitalized and able to pay such salary. Total accruals include $3,500 in accrued automobile allowance at $700 per month, and accrued salary of $104,167. Additionally, Mr. Carnes has advanced $540 to the Company which is not indicated in the above Table, however is an accrued reimbursement.

  Concurrent with joining the Company Mr. Carnes was issued 45,000,000 (post split) shares of common restricted stock of the Company which were valued, at the time by the Company at $67,500. This issuance is not considered to be a recurring expense.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:

Name of Beneficial Owner (1)	Number of Shares (2)	Percent Beneficially Owned (3)
Stephen W. Carnes 4185 West Lake Mary Blvd., Ste. 137 Lake Mary, Florida 32746	45,000,000	68%
All Directors & Officers and Beneficial Owners as a Group	45,000,000	68%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date. Address for the persons listed in the table is care of the Company.

  4:1 Post Split Shares.

  Figures are rounded to the nearest percentage, based on 65,957,062 (post split) shares of stock issued and outstanding on December 31, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

        Beckstead & Watts LLP served as the Company's principal independent public accountants for fiscal year 2003. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

        Aggregate fees billed to the Company for the year ending December 31, 2003 by Beckstead & Watts LLP were as follows:

AUDIT FEES

        The aggregate fees billed by Beckstead & Watts LLP for professional services rendered for the audit of our annual financial statements for fiscal year 2003 and the reviews of the financial statements included in our Forms 10-QSB and other Securities and Exchange Commission filings, were $4,500.00.

AUDIT-RELATED FEES

        The aggregate fees billed by Beckstead & Watts LLP for professional services rendered for audit related fees for fiscal year 2003 were $4,500.00.

TAX FEES

        The aggregate fees to be billed by Beckstead & Watts LLP for professional services to be rendered for tax fees for fiscal year 2003 will be $-0-.

ALL OTHER FEES

        There were no other fees billed by Beckstead & Watts LLP for fiscal 2003 other than the fees described above.

        We have not appointed a formal Audit Committee, therefore, our entire board of directors serves as the Audit Committee, which has complied with the requirement to engage and approve in advance the audit of the Company's financial statements and has approved of Beckstead & Watts LLP as our independent auditors for the year ending December 31, 2003. The requirement that the Audit Committee pre-approve certain engagements by our independent auditors became effective as of May 6, 2003, or thereafter as set forth in new SEC rules, and the Company has not engaged our independent auditors for any work other than the audit of our financial statements since such requirement became effective. The Company has not yet completed formalizing our pre-approval policies and procedures, but will comply with all required applicable rules and procedures

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires Fortis' executive officers and directors, and persons who beneficially own more than ten percent of Fortis' common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish Fortis with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to Fortis and written representations from Fortis's sole executive officer and director, Fortis believes that during the year ended 2003 there were no delinquent filers.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Qualified Stockholders who want to have proposals presented at the 2005 annual meeting must deliver them to the Company by December 31, 2004, in order to be considered for inclusion in next year's proxy statement and proxy.

STOCKHOLDER COMMUNICATIONS

        Any stockholder communications to the Board should be forwarded to the attention of the Corporate Secretary at our offices at 1111 N. Orlando Avenue, Winter Park, FL 32789. Our Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual director as appropriate.

OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Fortis Enterprises stockholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

EXPENSES OF PROXY SOLICITATION

        The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Fortis Enterprises.

WHERE YOU CAN FIND MORE INFORMATION

        Fortis Enterprises files quarterly and annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Fortis Enterprises files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

        Stockholders may obtain documents by requesting them in writing or by telephone from Fortis Enterprises at the following address:

FORTIS ENTERPRISES

1111 N. Orlando Avenue

Winter Park, FL 32789

(407) 435-3959

        You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 1, 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

FORTIS ENTERPRISES

PROXY

Annual Meeting of Stockholders

June 11, 2004

The undersigned appoints The Board of Directors of Fortis Enterprises with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of Fortis Enterprises, to be held June 11, 2004, beginning at 10:00 a.m., Pacific Time, at the Securities Law Institute office located at 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated May 28, 2004, a copy of which has been received by the undersigned, as follows:

1. Vote ☐	Withhold Vote ☐

for the election of the following nominee as director of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

Stephen W. Carnes.

Please indicate the names of those for whom you are withholding your vote:

2. Vote ☐	Withhold Vote ☐

for changing the name of Fortis Enterprises to Renovo Holdings.

3. Vote ☐	Withhold Vote ☐

for amending the Company's Articles of Incorporation to increase the total number of authorized Common Stock from 100,000,000 to 500,000,000 shares.

4. Vote ☐	Withhold Vote ☐

for the reaffirmation of Beckstead & Watts, LLP as auditors for the next year.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2004	Number of Shares ________________

Please sign exactly as your name appears on your stock certificate(s). If your stock is issued in the names of two or more persons, all of them must sign this proxy. If signing in representative capacity, please indicate your title.

_________________________________________________________
Signature
Print Name Here: ___________________________________
_________________________________________________________
Signature
Print Name Here: ___________________________________

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO June 7, 2004.

                                                                                                    Mail To:

                                                                                                    Securities Law Institute

                                                                                                    770 East Warm Springs Rd., Suite. 250

                                                                                                    Las Vegas, Nevada 89119

APPENDIX A

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

FORTIS ENTERPRISES

2. The articles have been amended as follows (provide article numbers, if available):

1. Article I has been deleted in its entirety and the following inserted in lieu thereof:
"Article I - The exact name of this corporation is: Renovo Holdings"

2. Article VI, Section 1. has been amended to increase the authorized shares as follows:
"The total number of shares which this corporation is authorized to issue is 500,000,000 shares of Common Stock of $.001 par value and 5,000,000 shares of Preferred Stock of $.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03